Filed Pursuant to Rule 497(e)
                                                     Registration Nos. 002-92665
                                                                       002-93068
                                                                       033-78264

                              EXCELSIOR FUNDS, INC.
                        EXCELSIOR TAX-EXEMPT FUNDS, INC.
                              EXCELSIOR FUNDS TRUST
                                (the "Companies")

                       Supplement dated November 25, 2003,
               to the Prospectuses of the Companies dated July 29, 2003


        Legal Proceedings
        -----------------

        U.S. Trust Company, N.A., United States Trust Company of New York, the Companies' investment advisers ("U.S. Trust") and the Companies have been contacted by the Office of the New York State Attorney General (the "NYAG") and U.S. Trust has been contacted by the U.S. Securities and Exchange Commission (the "SEC") in connection with their investigation of practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. U.S. Trust and the Companies have been providing full cooperation with respect to these investigations.

        U.S. Trust and the Companies continue to review the facts and circumstances relevant to the SEC's and the NYAG's investigations. At the present time, management of U.S. Trust is unable to estimate the impact, if any, that the outcome of these investigations may have on the Companies.

        On November 20, 2003, a class action complaint was filed in the United States District Court for the Northern District of California against The Charles Schwab Corporation, Charles Schwab & Co., Inc. (collectively, "Charles Schwab"), U.S. Trust, the Companies and Doe Defendants. The action, which is brought on behalf of all purchasers, redeemers and holders of the Companies, who purchased, held or otherwise acquired shares of the Companies from November 23, 1998, through November 14, 2003, inclusive (the "Class Period"), alleges violations of the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940 and for common law breach of fiduciary duties. The complaint alleges that during the Class Period, Charles Schwab, U.S. Trust and the Companies allowed the Doe Defendants and others to engage in illegal and improper trading practices, in concert with certain institutional traders, which caused financial injury to the shareholders of the Companies. U.S. Trust and the Companies are evaluating the claims in the complaint and intend to vigorously defend them. At the present time, management of U.S. Trust is unable to estimate the impact, if any, that the outcome of this action may have on the Companies. U.S. Trust believes that additional lawsuits, similar to this lawsuit, may be filed in the future against Charles Schwab, U.S. Trust, the Companies and related parties.